PRUDENTIAL MYROCKSM ADVISOR VARIABLE ANNUITY
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated September 9, 2022
to Prospectuses dated May 1, 2022
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about a change to the Vanguard Variable Insurance Fund High Yield Bond Portfolio offered through your Annuity. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

Vanguard Variable Insurance Fund High Yield Bond Portfolio:
Effective August 29, 2022, The Vanguard Group, Inc. was added as an additional adviser to the Vanguard Variable Insurance Fund High Yield Bond Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
MYROCKSUP2